Exhibit 10.63

Execution Version

VOTING AGREEMENT AND IRREVOCABLE LIMITED PROXY

This Voting Agreement and Irrevocable Limited Proxy is entered into as of June 24, 2009, by and among Goodman Networks Incorporated, a Texas corporation (“Company”), John Goodman (“Agent”) and the shareholder identified on the signature page hereto (“Shareholder”).

In order to induce the Company to enter into an agreement (“Stock Purchase Agreement”) with the Shareholder to purchase some or all of the Shareholder’s common stock and/or series B preferred stock (collectively with any voting securities that may in the future be issued by the Company, “Shares”), and in order to protect the status of the Company as a qualified Minority Business Enterprise, the Shareholder is signing and delivering this agreement and proxy.

The parties agree as follows:

1. Voting Agreement. Shareholder agrees that, from and following the date of this agreement and proxy and continuing until the date on which Shareholder no longer owns any Shares for so long as the Company retains its present status as a qualified Minority Business Enterprise pursuant to the National Minority Supplier Development Council or successor entity, Shareholder will at all times, with respect to voting to elect directors of the Company when any such Shares are entitled to vote, vote all Shares to elect directors in the same manner as Shares owned by Agent are voted to elect directors by Agent. This Voting Agreement and Irrevocable Limited Proxy is limited to the circumstances set out above and does not affect Shareholder’s right to vote the Shares, when any such Shares are entitled to vote, independently with regard to any other matter.

2. Proxy. In order to implement the voting agreement set forth in Section 1, and limited thereto, Shareholder hereby grants to Agent, with Agent having full power of substitution, a proxy (a “Proxy”) to vote, for directors of the Company when the Shares are entitled to vote for directors of the Company, any and all Shares which Shareholder is entitled to vote for directors of the Company, and to give written consents in lieu of voting such Shares, in the same manner that Agent votes for directors of the Company, or provides written consent in lieu of a vote for directors of the Company as to, Shares owned by Agent.

3. Irrevocable Limited Proxy. SHAREHOLDER ACKNOWLEDGES THAT ITS LIMITED PROXY IS COUPLED WITH AN INTEREST, AND AGREES THAT ITS LIMITED PROXY IS IRREVOCABLE, DOES NOT EXPIRE UNLESS THE COMPANY IS NO LONGER A MINORITY BUSINESS ENTERPRISE PURSUANT TO THE NATIONAL MINORITY SUPPLIER DEVELOPMENT COUNCIL OR SUCCESSOR ENTITY OTHER THAN DUE TO ACTION TAKEN BY THE SHAREHOLDER, AND UNLESS THE COMPANY IS NO LONGER A MINORITY BUSINESS ENTERPRISE PURSUANT TO THE NATIONAL MINORITY SUPPLIER DEVELOPMENT COUNCIL OR SUCCESSOR ENTITY OTHER THAN DUE TO ACTION TAKEN BY THE SHAREHOLDER, ITS LIMITED PROXY WILL SURVIVE THE DEATH, DISABILITY, OR INCAPACITY OF THE SHAREHOLDER.

Execution Version

4. Exercise of Rights. Shareholder agrees and acknowledges that nothing in this agreement and proxy limits the ability of Agent to exercise any of Agent’s rights under this agreement and proxy or as a stockholder of the Company in accordance with Agent’s own interests without regard to the interests of Shareholder. Agent has the right to vote or exercise on electing directors of the Company (or refrain from voting or exercising on electing directors of the Company) this proxy at any time and from time to time as it may elect in its sole discretion.

5. Transfer of Shares. Shareholder agrees that it will not transfer any Shares unless the person acquiring the Shares agrees in writing to be bound by the provisions of this agreement and proxy. Shareholder agrees that any attempted transfer in violation of this Section 5 is void ab initio. The obligations under this agreement and proxy are binding upon any person or entity to which legal or beneficial ownership of such Shares pass, whether by operation of law or otherwise, including without limitation Shareholder’s successors and assigns.

6. Certain Events. Shareholder agrees that the obligations under this agreement and proxy shall attach to all of the Shares owned now or in the future by Shareholder. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company or the acquisition of additional shares of the Company stock or other voting securities of the Company by a Shareholder after the date of this agreement and proxy, the number of Shares subject to the terms of this agreement and proxy shall be adjusted automatically, as appropriate, and all such Shares shall be automatically subject to this agreement and proxy.

7. Share Legend. Each stock certificate subject to this agreement and proxy will contain a conspicuous legend indicating the existence of the irrevocable proxy, and in the case of uncertificated Shares a notation of the irrevocable proxy will be contained in the notice sent pursuant to Section D of Article 2.19 of the Texas Business Corporations Act with respect to the Shares. The legend or notice will read substantially as follows:

THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT AND LIMITED IRREVOCABLE PROXY, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION AND IS AVAILABLE UPON REQUEST), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT AND LIMITED IRREVOCABLE PROXY. ANY ATTEMPTED SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH AGREEMENT AND PROXY SHALL BE VOID AND OF NO FORCE AND EFFECT.

If the Voting Agreement and Irrevocable Limited Proxy terminate due the Company no longer being a Minority Business Enterprise pursuant to the National Minority Supplier Development Council or successor entity other than due to action taken by the Shareholder, the Shareholder shall have the right to have such legend removed.

Execution Version

8. Right to Equitable Relief. Shareholder acknowledges that monetary damages are an inadequate remedy with respect to any breach of this agreement and proxy by Shareholder. Without limiting any other remedies that may be available to Company and Agent, Shareholder agrees that Company and Agent shall have the right to specific performance of this agreement and proxy with respect to Shareholder and shall not be required to post any bond or other security in connection with any equitable remedy.

9. Amendments and Waivers. The provisions of this agreement and proxy may be amended or waived at any time only by the written agreement of Company, Agent and each Shareholder that will be affected by that amendment.

10. Notices. All notices, requests, consents, or other communications required or permitted under this Agreement and Proxy shall be in writing and shall be deemed to have been duly given or delivered by any party (i) when received by such party if delivered by hand, (ii) upon confirmation when delivered by telecopy, (iii) within one business day after being sent by recognized overnight delivery service, or (iv) within five business days after being mailed by first-class mail, postage prepaid, and in each case addressed as follows:

i)	If to Company or Agent:

Goodman Networks Incorporated

6400 International Parkway, Suite 100

Plano, Texas 75093

Attention: John Goodman

Telephone No.: (972) 406-9291

with a copy to:

Haynes and Boone, LLP.

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attention: Gregory R. Samuel, Esq.

Telephone No.: (214) 651-5645

ii)	If to Shareholder, at his or its address as reflected in the Company’s records.

Any party by written notice to the other parties pursuant to this section may change the address or the persons to whom notices or copies thereof shall be directed.

11. Construction. This agreement and proxy will be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Texas, without regard to the conflicts of law principles.

12. Counterparts. This agreement and proxy may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

[Signatures appear on following page]

Execution Version

This Voting Agreement and Irrevocable Proxy is entered into on the first date written above by the parties named below.

Goodman Networks Incorporated a Texas corporation

By:	/s/ Gary Barrett
Name:	Gary Barrett
Title:	CFO

John Goodman an individual

/s/ John Goodman

William Darkwah an individual

/s/ William Darkwah

The undersigned, Caroline Buadu, spouse of William Darkwah, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing document and to all provisions thereof, as of the first date written above.

/s/ Caroline Buadu
Name:

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